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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8 -K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported)  November 19, 1997

                              THE PMI GROUP, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE               1-13664              94-3199675
           (State or other        (Commission         (I.R.S. Employer
           jurisdiction of        File Number)       Identification No.)
                                 incorporation)

     601 MONTGOMERY STREET, SAN FRANCISCO, CALIFORNIA                 94111
      (Address of principal executive offices)                     (Zip Code)

                                 (415) 788-7878
              (Registrant's Telephone Number including Area Code)

         (Former name or former address, if changed since last report)
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Item 5.  Other Events


     On November 19, 1997, The PMI Group, Inc., announced that its Board of Directors authorized a new stock repurchase program to purchase up to $150 million of the Company's outstanding common stock. Under the new program, management is authorized to repurchase shares from time to time in open market transactions, as well as negotiated transactions or block purchases. The timing and the amount of the repurchases, if any, will depend on market conditions and corporate requirements.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              The PMI Group, Inc.
                                  (Registrant)


                       By: /s/ Victor J. Bacigalupi
                           ------------------------

                            Victor J. Bacigalupi, Senior Vice President,
                            General Counsel and Secretary

November 20, 1997

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